VAM Institutional Funds, Inc. (the "Company") is an open-end management investment company, or mutual fund, which offers its shares in separate diversified investment portfolios (the "Funds"), each with its own investment objective and policies. This prospectus relates to shares of the six Funds listed below. The Funds are primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals access to the professional investment management services offered by Voyageur Asset Management LLC (the "Adviser" or "VAM LLC"), which serves as investment adviser to the Funds.

                      VAM SHORT DURATION TOTAL RETURN FUND
                   VAM INTERMEDIATE DURATION TOTAL RETURN FUND
                           VAM CORE TOTAL RETURN FUND
                             VAM MID CAP STOCK FUND
                              VAM GROWTH STOCK FUND

         The investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and the investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There is no assurance that any Fund's investment objective will be achieved.

         The Funds are no-load which means that there is no sales charge when you buy or redeem shares.

          INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE APPLICABLE FUND'S NET ASSET VALUE.

         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information about the Funds dated July 11, 1997 is available free of charge. Write to the Funds at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402 or telephone 612-376-7030 or 800-277-3862. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        Prospectus dated July 11, 1997 as supplemented September 2, 1997

                                TABLE OF CONTENTS


                                                                     PAGE


Fees and Expenses...............................................        3

Investment Objectives and Policies..............................        4

Investment Techniques, Strategies and Risks.....................       15

Investment Restrictions.........................................       21

How to Purchase Shares..........................................       21

How to Sell Shares..............................................       23

Exchange Privilege..............................................       24

Management......................................................       24

Determination of Net Asset Value................................       26

Distributions to Shareholders and Taxes.........................       27

Investment Performance..........................................       28

General Information.............................................       29

                                FEES AND EXPENSES

         Each Fund is offered to investors on a no-load basis, without any sales commissions or distribution ("12b-1 plan") charges.

SHAREHOLDER TRANSACTION EXPENSES
         Sales Load Imposed on Purchases..........................    None
         Sales Load Imposed on Reinvested Dividends...............    None
         Deferred Sales Load......................................    None
         Redemption Fees..........................................    None
         Exchange Fee.............................................    None

ANNUAL FUND OPERATING EXPENSES
         (after fee waivers and expense reimbursements as a percentage of average net assets)



                                                                               Other       Total Operating
                                                            Investment       Expenses*        Expenses*
                                                             Advisory     (after expense   (after expense
                                                               Fees       reimbursements)  reimbursements)
                                                            ----------------------------------------------
     VAM Short Duration Total Return Fund ......               .25%            .25%             .50%
     VAM Intermediate Duration Total Return Fund               .25%            .25%             .50%
     VAM Core Total Return Fund ................               .25%            .25%             .50%
     VAM Mid Cap Stock Fund ....................               .75%            .25%            1.00%
     VAM Growth Stock Fund .....................               .75%            .25%            1.00%



* If fees were not reimbursed or waived (i) Other Expenses are estimated to be approximately .50% for each Fund; Investment Advisory fees would be .50% for each of Short Duration Total Return Fund, Intermediate Total Rturn Fund and Core Total Return Fund and 1.00% for Mid Cap Stock Fund and Growth Stock Fund and (ii) Total Operating Expenses are estimated to be approximately 1.00% for each of Short Duration Total Return Fund, Intermediate Duration Total Return Fund and Core Total Return Fund and approximately 1.50% for each of Mid Cap Stock Fund and Growth Stock Fund.


EXAMPLE

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                                              1 YEAR         3 YEARS
                                                                             ------------------------
     VAM Short Duration Total Return Fund ........................           $   5           $   16
     VAM Intermediate Duration Total Return Fund                             $   5           $   16
     VAM Core Total Return Fund...................................           $   5           $   16
     VAM Mid Cap Stock Fund.......................................           $  10           $   32
     VAM Growth Stock Fund .......................................           $  10           $   32


         THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. Other Expenses set forth in the table are based on estimated amounts (after expense reimbursements) for the current fiscal year. The Adviser has voluntarily agreed to absorb expenses for each Fund through October 31, 1998, to the extent that Total Operating Expenses exceed the amounts set forth in the table above.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each Fund are described below. Each Fund's investment objective is fundamental, which means that it cannot be changed without the approval of a majority of the respective Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise stated, the investment policies, techniques and strategies discussed below represent nonfundamental policies of each Fund and may be changed by action of the Board of Directors.

         Because each Fund has different investment policies, each is subject to varying degrees of financial, market and credit risks. Therefore, investors should carefully consider the investment objective, investment policies and potential risks of any Fund before investing. There are risks in any investment program and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments.

THE FIXED INCOME FUNDS

         VAM Short Duration Total Return Fund, VAM Intermediate Duration Total Return Fund and VAM Core Total Return Fund (the "Fixed Income Funds") invest primarily in debt securities and are therefore subject to interest rate risk and credit risk. Interest rate risk is the risk that rising interest rates will make bonds issued at lower interest rates worth less. As a result, the value of each Fund's shares will vary. To the extent that a Fund invests in non-U.S. Government securities, it will be subject to credit risk, which is the risk that a bond issuer will fail to make timely payments of interest or principal. The Funds will also be subject to prepayment risk and extension risk to the extent they invest in mortgage-related securities. See "Characteristics and Risks of Certain Debt Securities--Mortgage-Related Securities."

         Other investment techniques used by the Funds also pose certain risks. See "Investment Techniques, Strategies and Risks."

VAM SHORT DURATION TOTAL RETURN FUND, VAM INTERMEDIATE DURATION TOTAL RETURN FUND AND VAM CORE TOTAL RETURN FUND

         The investment objective of each Fund is to achieve as high a level of total return as is consistent with reasonable risk and with the average effective duration of its respective portfolio securities. Under normal circumstances, VAM Short Duration Total Return Fund ("Short Fund") seeks to maintain an average effective portfolio duration ranging from zero to three years, VAM Intermediate Duration Total Return Fund ("Intermediate Fund") seeks to maintain an average effective portfolio duration ranging from two and one-half to four and one-half years and VAM Core Total Return Fund ("Core Fund") seeks to maintain an average effective portfolio duration ranging from three and one-half to seven years. Effective duration estimates the interest rate risk of a portfolio of securities. See " --Duration," below. The total return sought by each Fund is a combination of income and capital appreciation. The Adviser emphasizes income in selecting securities for the Funds, but also considers the potential for changes in value resulting from changes in interest rates, individual issuers' credit standing and other factors.

         Each Fund seeks to realize its objective by investing in a diversified portfolio of U.S. Government securities (including mortgage-related securities), corporate bonds and other fixed-income securities, including privately issued mortgage-backed securities, asset-backed securities, convertible bonds and short-term fixed-income securities. Each Fund's investments in mortgage-related securities may include derivative mortgage securities. The Funds will not, however, invest in any derivative mortgage securities that have risk characteristics which, in the opinion of the Adviser, are greater than those of the underlying collateral. The Funds also may invest in fixed-income securities issued by foreign governmental and nongovernmental issuers and foreign index linked securities. The Funds' investments in foreign securities (which include securities issued by both governmental and nongovernmental issuers) will be limited to no more than 25% of the respective Fund's total assets and will consist only of U.S. dollar denominated securities.

         The securities in each Fund's portfolio will have an overall dollar-weighted average quality of at least A (as rated by S&P or Moody's). In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. However, each Fund may invest up to 15% of its net assets in securities that are rated lower than BBB by S&P or lower than Baa by Moody's but rated at least B by S&P or Moody's (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest. Securities rated lower than Baa or BBB are sometimes referred to as "high yield" or "junk" bonds. See "Investment Policies and Restrictions--High Yield Securities" in the Statement of Additional Information for a discussion of the risks of investing in high yield securities. The Funds may be more dependent on the Adviser's investment analysis with respect to securities for which a comparable quality determination is made than is the case with respect to rated securities. See Appendix A to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.

         Each Fund may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. In addition, the Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis, lend their securities to brokers, dealers and other financial institutions to earn income, and enter into reverse repurchase agreements as a means of borrowing money for investment purposes. The foregoing techniques involve special risk considerations. See "Investment Techniques, Strategies and Risks" for a description of these techniques and a discussion of the risks involved in their use.

DURATION

         Duration is one of the fundamental tools used in portfolio selection for the Fixed Income Funds. Duration estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. Generally, the longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being consistent.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as selling an equivalent amount of the underlying securities.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is up to 30 years, but current prepayment rates are more critical in determining such securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques involving estimates that incorporate the economic life of a security into the determination of its interest rate exposure. Deviations from these estimates in the actual prepayments experienced, however, may significantly affect the ultimate maturity of the security and, in such an event, the maturity, duration and risk characteristics of the security may be significantly greater or less than intended.

CHARACTERISTICS AND RISKS OF CERTAIN DEBT SECURITIES

         The following describes in greater detail some of the types of securities in which the Fixed Income Funds invest.

U.S. Government Securities.

         Each Fixed Income Fund may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES

ARE NOT GUARANTEED AND WILL FLUCTUATE AS WILL THE NET ASSET VALUE OF THE FUNDS. Some U.S. Government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and still others are supported only by the credit of the instrumentality.

         U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.

Mortgage-Related Securities.

         The Fixed Income Funds' investments in U.S. Government securities may include investments in mortgage-related securities and each Fund may invest in mortgage-related securities issued by private issuers. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. The investment characteristics of mortgage-related securities differ from those of traditional fixed-income securities. The major differences include the fact that interest payments and principal repayments on mortgage-related securities are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-related securities are subject to both prepayment risk and extension risk. Prepayment risk is the risk that unanticipated prepayments of the underlying mortgages will occur. Unanticipated prepayments generally occur when, as a result of falling interest rates, homeowners refinance their home mortgages. Generally, these unanticipated prepayments must then be invested at lower interest rates, reducing the income of the Fund. In addition, when interest rates fall, prices of mortgage-backed securities may not rise as much as prices of other comparable fixed income securities because investors may anticipate an increase in mortgage prepayments. Extension risk is the risk that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.

         MORTGAGE PASS-THROUGH SECURITIES are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which guarantees are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS") are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While values of ARMS, like other fixed-income securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other fixed-income securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are derivative mortgage-related instruments. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. The principal and interest payments on the underlying mortgages or mortgage pass-through securities may be allocated among the several classes of a CMO in many ways. For example, certain classes may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual classes than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO class, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the classes of a CMO, one or more classes generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these classes are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of theses classes, the market prices of and yields on the classes are generally more volatile. The Funds will not invest in classes that the

Adviser believes have risk characteristics greater than those of the underlying collateral, including any classes that have an imbedded leverage component. Classes in which the Funds will not invest include "interest only" or "IO" classes, "principal only" or "PO" classes, "inverse floaters," "companion bonds," "Z classes" and "inverse IOs." The Funds also will not invest in stripped mortgage-backed securities.

         CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's investment policies.

Asset-Backed Securities.

         Each Fixed Income Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

         Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

Foreign Securities.

         Each Fixed Income Fund may invest in foreign fixed income securities denominated in U.S. dollars.

         SECURITIES OF SUPRANATIONAL ORGANIZATIONS. Each Fixed Income Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Short Fund, Intermediate Fund and Core Fund will invest only in those securities denominated in U.S. dollars. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, no Fund will concentrate 25% or more of the value of its assets in securities of a single supranational organization.

         BRADY BONDS. Each Fixed Income Fund may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. Each Fixed Income Fund may invest in ADRs or other similar securities, such as American Depository Shares, Global Depository Receipts and Global Depository Shares. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. American Depository Shares are convertible into securities of foreign issuers. Global Depository Receipts, which are generally issued by foreign banks and evidence ownership of either foreign or domestic securities, and Global Depository Shares are typically issued in bearer form and are designed for use in European and other international securities markets. Global Depository Receipts and Global Depository Shares may not necessarily be denominated in the same currency as the securities into which they may be converted.

         ADRs, which are U.S. dollar-denominated receipts, are typically issued by domestic banks or trust companies, and represent the deposit with those entities of securities of a foreign issuer. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

         Generally, ADRs, in registered form, are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. No more than 5% of a Fund's total assets will be invested in ADRs sponsored by persons other than the underlying issuers. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

         RISKS OF INVESTING IN FOREIGN SECURITIES. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. There is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than domestic custodial arrangements and transaction costs of foreign currency conversions.

         Foreign securities involve currency risks. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign Index Linked Securities.

         Each Fixed Income Fund may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Funds' investment policies and restrictions.

         Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by a Fund on Foreign Index Linked Securities may be lower than if the Fund had invested in a similarly rated domestic security.

Corporate Fixed-Income Securities.

         Each Fixed Income Fund may each invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

         Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. The rate of return or return of principal on some fixed-income obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See "--Foreign Index Linked Securities."

         The Fixed Income Funds' investments in corporate fixed-income securities may also include zero coupon, pay-in-kind and delayed interest securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

THE EQUITY FUNDS

GENERAL

         VAM Mid Cap Stock Fund ("Mid Cap Fund") and VAM Growth Stock Fund ("Growth Fund") (collectively, the "Equity Funds") invest in common stocks and are therefore subject to market risk. Market risk is the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. As a result, the value of each Fund's shares will vary. Because of the risks associated with common stock investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value.

         Companies in which Mid Cap Fund invests may involve certain special risks. Mid cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. The securities of mid cap companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, shares of Mid Cap Fund may be subject to greater fluctuation in value than shares of a more conservative equity fund.

         The investment techniques used by the Funds also pose certain risks. See "Investment Techniques, Strategies and Risks."

INVESTMENT OBJECTIVES AND POLICIES OF MID CAP FUND AND GROWTH FUND

         The investment objective of Mid Cap Fund is long-term capital appreciation. The Fund will attempt to achieve its objective by investing primarily (at least 65% of its total assets under normal market conditions) in common stocks of mid-sized companies which the Adviser believes have the potential for high earnings growth. The mid-sized companies in which the Fund invests have stock market capitalizations within the range of market capitalizations for those companies included in the S&P MidCap 400 Index ($110 million to $9.16 billion as of June 30, 1997) or the Russell Mid Cap Index ($751 million to $23.8 billion as of June 30, 1997) at the time of purchase. Mid Cap Fund has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks with more established earnings histories.

         Mid Cap Fund will invest in common stocks of companies which the Adviser believes to be undervalued and to have the potential for high earnings growth. Companies in which the Fund invests generally will meet one or more of the following criteria: high historical earnings- per-share growth; high projected future earnings-per-share growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting the Fund's investments, the Adviser also focuses on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

         The investment objective of Growth Fund is long-term capital appreciation. The Fund will attempt to achieve its objective by investing primarily (at least 65% of its total assets under normal market conditions) in common stocks diversified among individual companies and industries.

         Growth Fund will invest in common stocks of companies which the Adviser believes offer the potential for long-term capital appreciation. Some of the factors the Adviser will consider in making the Fund's investments are increasing demand for a company's products or services, the belief that a company's securities are temporarily undervalued, the development of new or improved products or services, the probability of increased operating efficiencies, changes in management, emphasis on research and development, cyclical conditions, or possible mergers or acquisitions.

         Up to 10% of each Equity Fund's total assets may be invested in foreign securities. See "--The Fixed Income Funds--Characteristics and Risks of Certain Debt Securities--Foreign Securities--Risks of Investing in Foreign Securities" for a discussion of the risks associated with investments in foreign securities.

         Each Equity Fund may also invest in preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that a Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings, if any, of those securities will not be an important factor in their selection. For more information on warrants, see "Investment Policies and Restrictions-- Warrants" in the Statement of Additional Information. In addition, as a means of regulating exposure to the equity markets, the Equity Funds may invest to the extent permitted by law in securities issued by other registered investment companies, including those traded on securities exchanges, that invest principally in securities in which the respective Fund is authorized to invest. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicate fees and expenses, including investment adviser fees. Exchange traded investment company securities typically trade at prices that differ from the company's net asset value per share and often trade at a discount to net asset value. The Equity Funds will purchase exchange traded investment company securities only in the secondary market and not in an initial offering.

         The Equity Funds may write covered put and call options on the securities in which they may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. The Equity Funds may also purchase and write put and call options on stock indexes listed on national securities exchanges. In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, the Equity Funds may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. Each Equity Fund may purchase and sell securities on a when- issued or delayed-delivery basis and enter into forward commitments to purchase securities, lend its securities to brokers, dealers and other financial institutions to earn income, and enter into reverse repurchase agreements as a means of borrowing money for investment purposes. See "Investment Techniques, Strategies and Risks."

TEMPORARY INVESTMENTS

         Each Fund may retain all its assets in cash or invest in short-term money market instruments when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. Even when a Fund is fully invested, normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

                   INVESTMENT TECHNIQUES, STRATEGIES AND RISKS

         The following discussion describes in greater detail some of the investment techniques that the Funds may employ from time to time. Additional information may be found in the Statement of Additional Information.

ILLIQUID SECURITIES

         Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold in the ordinary course of business within seven days at approximately the price at which the Fund has valued the securities. Each Fund may invest in nonpublicly traded securities (commonly referred to as "restricted securities"), which are securities that subject to contractual or legal restrictions on transfer.

         "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act.

         Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

         A Fund's purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund.

REPURCHASE AGREEMENTS

         Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. In these transactions, the Fund will hold collateral at its custodian bank having a total value equal to or in excess of the repurchase price. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral during the period in which the Fund seeks to assert its rights to such collateral, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers in an amount up to one-third of the Fund's total assets. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. At the time a Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. The use of reverse repurchase agreements by a Fund creates leverage, which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

BORROWING

         Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of the Fund's total assets. Reverse repurchase agreements are not included in this limitation. See "--Reverse Repurchase Agreements" above. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of that Fund's shares.

WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. The Funds will likewise segregate securities they sell on a forward commitment basis.

         The purchase of securities on a when-issued or forward commitment basis exposes a Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Placing securities rather than cash in the segregated account referred to in the previous paragraph may have a leveraging effect on a Fund's net asset value per share; that is, to the extent that a Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when- issued or forward commitment basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

MORTGAGE DOLLAR ROLLS

         Consistent with their ability to purchase securities on a when-issued or forward commitment basis, each Fixed Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund entering into the dollar roll gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund entering into mortgage dollar roll transactions will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, as discussed above with respect to when-issued and forward commitment purchases, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested in securities may result in greater fluctuations in the net asset value of a Fund's shares than would have occurred had the Fund set aside cash to satisfy its purchase commitments.

LOANS OF PORTFOLIO SECURITIES

         For the purpose of achieving income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount on interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

HEDGING TECHNIQUES

         To the extent permitted by the investment objective and policies of each Fund, the Funds may purchase and sell put and call options on securities and securities indexes, enter into futures contracts and use options on futures contracts as further described below. Certain Funds also may enter into swap agreements with respect to interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates or securities prices, to generate income, to facilitate allocation of a Fund's investments among asset classes or otherwise as part of their overall investment strategies. The Funds will maintain segregated accounts consisting of cash, U.S. Government securities, or other liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging of the Funds.

         OPTIONS. A Fund may purchase put options on securities to protect holdings on an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase above the exercise price in the underlying securities, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         The Funds may purchase and sell both exchange traded options and over-the-counter options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain Funds may invest, as set forth under "Investment Objectives and Policies," in interest rate futures contracts, stock index futures contracts and options thereon ("futures options").

         There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

         SWAP AGREEMENTS. The Fixed Income Funds may enter into interest rate and securities index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to such Funds than if such Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two- party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser or Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PORTFOLIO TURNOVER

         It is anticipated that under normal market conditions, the annual rate of portfolio turnover will not exceed 250% for Short Fund, 200% for Intermediate Fund, 150% for Core Fund, 200% for Mid Cap Fund and 75% for Growth Fund. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund's portfolio (other than short-term securities) were replaced once during the fiscal year. Portfolio turnover could be greater than the rates indicated above in periods of unusual market movement and volatility. A higher portfolio turnover rate would result in higher brokerage commissions or other transactional expenses, which must be borne, directly or indirectly, by a Fund and ultimately by the Fund's shareholders. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders. For information on how portfolio turnover rate is calculated, see "Investment Objectives and Policies--Portfolio Turnover" in the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the following: (1) No Fund, with respect to 75% of its total assets, will invest more than 5% of its total assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government Securities. (2) No Fund will concentrate 25% or more of its total assets in any particular industry, except that this restriction does not apply to U.S. Government Securities. Except for each Fund's policy regarding borrowing and investments in illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                             HOW TO PURCHASE SHARES

GENERAL

         Shares of each Fund are purchased at the net asset value per share next calculated after receipt of the purchase order, without a sales charge. The minimum initial investment in each Fund is $500,000 and the minimum additional investment is $10,000. Purchases of Fund shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued. Each Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.

         Shares of the Funds may be purchased by opening an account either by mail or by phone. An order will be deemed to have been placed at the time that payment is received. Dividend income begins to accrue on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

PURCHASES BY MAIL

         To open an account by mail, complete the general authorization form attached to this Prospectus and mail it along with a check payable to the appropriate Fund, to Voyageur Asset Management LLC, 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

PURCHASES BY TELEPHONE


         To open an account by telephone, call 612-376-7030 or 800-277-3862 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:


                  First Bank, N.A., ABA #091000022
                  For credit of: (insert applicable Fund name)
                  Checking Account No.:

                      VAM Short Duration Total Return Fund        1731-0311-7318
                      VAM Intermediate Duration Total Return Fund 1731-0311-7326
                      VAM Core Total Return Fund                  1731-0311-7334
                      VAM Mid Cap Stock Fund                      1731-0311-7342
                      VAM Growth Stock Fund                       1731-0311-7359

                  Account Number: (assigned by telephone)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the appropriate Fund after making the initial telephone purchase.


CONTRIBUTION IN KIND

         For investments in excess of $250,000, the Funds may accept, in whole or in part, a payment in kind of securities that are consistent with the Fund's investment objectives and policies as payment for the Shares. Each Fund's investment adviser will have sole discretion to determine whether the Fund will accept a payment in kind for the Shares. Securities so accepted will be valued in the same manner as the applicable Fund's securities.

                               HOW TO SELL SHARES

WRITTEN REDEMPTIONS

         Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in "good order." "Good order" means that the redemption request must be executed exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances. See "Redemptions" in the Statement of Additional Information.

TELEPHONE REDEMPTION


         Shareholders of any Fund redeeming at least $1,000 may do so by telephoning 612-376- 7030 or 800-277-3862. The applicable section of the authorization form must have been completed and filed with the Fund before the telephone request is received. Shares will be redeemed at their net asset value next determined following a Fund's receipt of the redemption request. The proceeds of the redemption will be paid if requested at the time of redemption, by wire to the bank designated on the general authorization form.


         The Funds will employ reasonable procedures to confirm that telephone requests are genuine, including requiring that payment be made only to the address of record or the bank account designated on the authorization form and requiring certain means of telephonic identification. The Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

         Each Fund reserves the right at any time to suspend or terminate telephone redemptions or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the telephone redemption procedure.

ADDITIONAL REDEMPTION INFORMATION

         Shareholders who have submitted a request to one of the Funds for redemption of their shares will not earn any income on such shares on the redemption date. If shares for which payment has been collected are redeemed, payment must be made within seven days. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $1,000, as a result of redemptions or exchanges. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.

                               EXCHANGE PRIVILEGE

         Shares may be exchanged for shares of any of the other VAM Funds or any money market fund available through the Adviser, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. An exchange must meet the minimum account size requirement of the Fund; however, if an account is in existence, the minimum amount which may be exchanged into that account is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. The Underwriter reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests should be placed directly with the Fund by calling 800-277-3862.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUNDS

         The Board of Directors of the Company is responsible for managing the business and affairs of the Funds. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER

         VAM LLC has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as each Fund's investment adviser, subject to the authority of the Board of Directors. The Adviser and the Underwriter are each indirect wholly owned subsidiaries of Dougherty Financial Group LLC ("DFG"), which is owned approximately 50% by Michael E. Dougherty and 50% equally by James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as Chairman of the Board and Chief Executive officer of DFG since inception. As of May 31, 1997, the Adviser and its affiliates served as the manager to one open-end investment company (comprising three separate investment portfolios), administered numerous private accounts and managed approximately $10 billion in assets. The Adviser's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


         The Funds pay the Adviser monthly investment advisory and management fees equivalent on an annual basis to 1.00% of the average daily net assets of Mid Cap Fund and Growth Fund and .50% of the average daily net assets of Short Fund, Intermediate Fund and Core Fund. The Adviser has agreed to waive fees as set forth under "Fees and Expenses" above. The fees payable by Growth Fund and Mid Cap Fund are higher than fees paid by most other similar investment companies.


PORTFOLIO MANAGEMENT

         Jane M. Wyatt, Chief Investment Officer of the Adviser, has overall supervisory responsibility with respect to all mutual funds managed by the Adviser. The day-to-day portfolio manager of Core Fund and Intermediate Fund is Mark L. Simenstad. Mr. Simenstad is a Senior Vice President and Head of Taxable Fixed Income of the Adviser. Mr. Simenstad joined the Adviser in July 1996, prior to which he was a Senior Portfolio Manager at Investment Advisers, Inc. in Minneapolis from 1993 to June 1996 and a Portfolio Manager at Lutheran Brotherhood in Minneapolis from 1983 to 1993. He has an M.B.A. from the University of Minnesota, is a Chartered Financial Analyst and has been in the investment industry since 1983. The day-to-day portfolio manager of Short Fund is Jan Mowbray. Ms. Mowbray joined the Adviser in 1985 and is a Vice President and Taxable Fixed Income Portfolio Manager. Ms. Mowbray is a Chartered Financial Analyst and has been in the investment industry since 1983.

         The day-to-day portfolio manager of Mid Cap Fund is Tony Elavia. Mr. Elavia has been a Senior Equity Portfolio Manager of the Adviser since March 1995, prior to which he had been a Senior Vice President of Piper Capital Management Incorporated, Minneapolis since 1991. Mr. Elavia has over 8 years of investment experience. The day-to-day portfolio manager of Growth Fund is James King. Mr. King has been a Senior Equity Portfolio Manager of the Adviser since 1990 and was a director of the Adviser and the Underwriter from 1993 through 1995. Mr. King has over 30 years of investment experience.

THE UNDERWRITER

         Shares of the Funds are distributed through Dougherty Dawkins LLC (the "Underwriter") pursuant to a Distribution Agreement between the Underwriter and the Company. No compensation is paid by the Funds under the Distribution Agreement.

CUSTODIAN

         First Trust National Association serves as the custodian of each Fund's portfolio securities and cash.

DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNTING SERVICES AGENT

         VAM LLC acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory reporting and compliance related services for the Funds pursuant to an Administrative Services Agreement. For more information, see "The Investment Adviser, Sub-Adviser and Administrative Services--Expenses of the Funds" in the Statement of Additional Information.

EXPENSES OF THE FUNDS

         Each Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing of shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, audit and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws, and expenses of preparing and mailing prospectuses and reports to existing shareholders. The Adviser and the Distributor have voluntarily agreed to waive fees in whole or part and to voluntarily absorb certain other of the Funds' expenses so that Total Operating Expenses of each Fund for the fiscal year ending October 31, 1997 are no greater than those set forth under "Fees and Expenses." After October 31, 1997, such voluntary fee and expense waivers may be discontinued or modified by the Adviser or the Distributor in their discretion.

PORTFOLIO TRANSACTIONS

         No Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of such Fund. It is not anticipated that any Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to such Fund's advantage. The Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the regular close of trading on the Exchange) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         For each Fund, the net asset value per share is determined by dividing the value of the securities, cash and other assets of the Fund less all liabilities by the total number of shares outstanding. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations without regard to sale or bid prices, when such valuations are believed by the Fund's officers, under the supervision of the Board of Directors, to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value, due to changes in interest rates or other factors, of such short term investments is higher or lower than the value the Fund would receive if it sold the security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollars as last quoted by any recognized dealer.

         Generally, trading in foreign securities and in certain other securities such as corporate bonds, U.S. Government Securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

         The present policy of each Fixed Income Fund is to declare a distribution from the net investment income of the Fund on each day that the Fund is open for business and to pay such distributions monthly. Net investment income consists of interest accrued on portfolio investments of a Fund, less accrued expenses, computed in each case since the most recent determination of net asset value. The Equity Funds will make annual distributions from net investment income, if and when available. Each Fund will distribute any net realized capital gains at least annually.

         Shareholders of each Fund receive distributions from investment income and capital gains in additional shares of the Fund at net asset value, unless they elect otherwise. Each Fund sends quarterly statements to its shareholders with details of all account transactions.

FEDERAL INCOME TAXATION

         Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund so qualifies, it will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders. The following discussion of the federal income tax consequences of investing in the Funds is based upon tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. For additional information, see "Taxes" in the Statement of Additional Information. Prospective investors are advised to consult with their tax advisers concerning the application of state and local tax laws to investments in and distributions by the Funds. Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions.

         If shares of any Fund are sold or otherwise disposed of, the shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sales price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. If the sale or other disposition occurs more than one year after the shares were acquired, the resulting capital gain or loss will be long-term. A special provision of the Code states that, if a Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of those shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is made pursuant to a plan that provides for the periodic liquidation of an investment in the Fund.

         A Fund investing in foreign securities may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's net investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         Distributions by the Funds are generally taxable to shareholders, whether received in cash or in additional shares of the Fund. Distributions from a Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions from a Fund designated as long-term capital gain distributions will be taxable to the shareholder as long-term capital gains irrespective of how long the shareholder has held the shares. Shareholders not subject to federal income taxation will not be taxed on distributions by the Funds.

                             INVESTMENT PERFORMANCE

         Advertisements and other sales literature for the Funds may refer to "average annual total return," and "cumulative total return" and, with respect to the Fixed Income Funds only, "yield" and "current distribution rate." The Funds may compare such performance quotations with published indices and comparable quotations of other funds. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in any Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The average annual total return is the average annual compounded rate of return based upon a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales charge is deducted.

         Each Fixed Income Fund may advertise its yield. The advertised yield of a Fund will be based on a 30-day period in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

         From time to time, each Fixed Income Fund may also quote a current distribution rate to shareholders. A current distribution rate as of a date is calculated by determining the amount of distributions that would have been paid over the twelve-month period ending on such date to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current maximum offering price per share (the net asset value per Fund share plus the maximum sales charge).

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar and other entities or organizations which track the performance of investment companies. Performance information for the Fixed Income Funds may be compared to the Lehman Brothers Government and Corporate Bond Index, the Merrill Lynch 1 to 3 Year and 3 to 7 Year Treasury Indexes, the Lehman Brothers Aggregate and Intermediate Aggregate Index and the Merrill Lynch 1 to 10 Year Intermediate Term High Quality Corporate Bond Index. Performance information for the Growth Fund may be compared to the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 and the Russell 5000. Performance information for the Mid Cap Fund may be compared to the S&P MidCap 400 Index and the Russell Mid Cap Index. The Funds may be compared to these unmanaged indexes of common stocks or to other appropriate indexes of investment securities or with data derived from those indexes. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. For Fund performance information and daily net asset value quotations, investors may call 612-376- 7030 or 800-277-3862.

         For additional information regarding the calculation of each Fund's yield, average annual total return, cumulative total return and current distribution rate, see "Performance Comparisons" in the Statement of Additional Information.

                               GENERAL INFORMATION

         Each Fund sends to its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.

         Each Fund has been established as a separate series of VAM Institutional Funds, Inc., a Minnesota corporation incorporated in January 1985. As of the date of this Prospectus, none of the Funds had commenced operations. All shares of the Company are nonassessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.

         Fund shares are freely transferable, are entitled to dividends as declared by the Directors, and, in liquidation of a Fund, are entitled to receive the net assets of the applicable Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset value of the series' shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series, based upon the relative net assets of the series at the time such expenses were accrued. The Articles of Incorporation limit the liability of the Directors to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR DOUGHERTY DAWKINS LLC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.